                                                                   Exhibit 10.59
                               THIRD AMENDMENT TO

                   PROVISIONAL WAIVER AND STANDSTILL AGREEMENT


         THIS THIRD AMENDMENT TO PROVISIONAL WAIVER AND STANDSTILL AGREEMENT (this "Third Amendment") is made and entered into as of the 16th day of October, 2000, by the Lenders party to the Credit Agreement identified below and FIRST UNION NATIONAL BANK, as Agent for the Lenders, and RURAL/METRO CORPORATION, a corporation organized under the laws of Delaware (the "Borrower").

                              Statement of Purpose

         Pursuant to the Provisional Waiver and Standstill Agreement dated as of March 14, 2000 (as amended, restated, supplemented or otherwise modified, the "Waiver Agreement"), the Borrower, the Agent and the Lenders, each a party to the Amended and Restated Credit Agreement dated as of March 16, 1998 (as amended by the First Amendment dated as of June 30, 1998 and as further amended, restated, supplemented or otherwise modified, the "Credit Agreement"), agreed to waive the Acknowledged Defaults provisionally for a period of 30 days after March 14, 2000 and to defer the exercise of remedies during such period, subject to the express terms and provisions of the Waiver Agreement.

         Pursuant to the First Amendment to the Provisional Waiver and Standstill Agreement dated as of April 13, 2000 (the "First Amendment"), the Borrower, the Lenders and the Agent agreed, among other things, to continue to waive the Acknowledged Defaults provisionally until July 14, 2000, or earlier if certain other specified events occur, and to continue negotiations with the Agent and the Lenders to amend or otherwise restructure the Credit Agreement.

         Pursuant to the Second Amendment to the Provisional Waiver and Standstill Agreement dated as of July 14, 2000 (the "Second Amendment"), the Borrower, the Lenders and the Agent agreed, among other things, to further continue to waive the Acknowledged Defaults provisionally until October 16, 2000, or earlier if certain other specified events occur, and to further continue negotiations with the Agent and the Lenders to amend or otherwise restructure the Credit Agreement. The Borrower, the Agent and the Lenders are continuing to negotiate but have not yet reached an agreement on such amendment or restructuring and the Borrower has, therefore, requested an additional period of time in which to continue such negotiations.

         The Lenders and the Agent are willing to continue to waive the Acknowledged Defaults provisionally for an additional period of time and to defer the exercise of remedies in respect of the Acknowledged Defaults during such period subject to the express terms and provisions of this Third Amendment. This Third Amendment shall be deemed to be one of the Loan Documents under and pursuant to the Credit Agreement.
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         NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Effect of Amendment and Acknowledgments by Borrower. Except as expressly amended hereby, the Second Amendment, the First Amendment, the Waiver Agreement, the Credit Agreement and each other Loan Document, shall be and remain in full force and effect. The amendments granted in this Third Amendment are specific and limited and shall not constitute a modification, acceptance or waiver of any other provision of the Second Amendment, the First Amendment, the Waiver Agreement, the Credit Agreement, the other Loan Documents or any other document or instrument entered into in connection therewith, or a future modification, acceptance or waiver of the provisions set forth therein. For avoidance of doubt, but in no way limiting the scope and breadth of the previous sentences in this paragraph, each Credit Party hereby reaffirms each of the acknowledgments and agreements made by it in Sections 1 (except as expressly amended in Paragraph 3(a) below), 6 and 7 of the Waiver Agreement as if each such acknowledgment and agreement was made as of the date hereof.

         2. Capitalized Terms. All capitalized undefined terms used in this Third Amendment shall have the meanings assigned thereto in the Waiver Agreement.

         3. Amendment of Waiver Agreement. The Waiver Agreement shall be hereby amended as follows:

         a. Section 1 shall hereby be amended by deleting paragraph 1(c) and replacing it in its entirety with the following:

                  "(c) The Loans outstanding as of the date hereof are in an amount equal to $146,306,602.00 (the "Existing Loans") and the L/C Obligations outstanding as of the date hereof are in an amount equal to $6,515,000.00 (the "Existing L/C Obligations", and together with the Existing Loans, the "Existing Extensions of Credit") and no Credit Party has any defense or right of offset with respect to such amounts."

         b. Section 2 shall hereby be amended by deleting Section 2 and replacing it in its entirety with the following:

                  "Provisional Waiver and Limited Deferral. The Lenders and the Agent respectively agree to waive the Acknowledged Defaults provisionally and to defer the exercise of any rights or remedies arising by reason of Events of Default that have occurred solely as a result of the occurrence of the Acknowledged Defaults until that date (as so extended and as may be further extended, the "Waiver Maturity Date") which is the earliest to occur of (a) January 31, 2001; (b) the occurrence of any Event of

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         Default other than (i) the Acknowledged Defaults or (ii) any breach of the financial covenants that are the subject of the Acknowledged Defaults as of the fiscal quarters ending March 31, 2000, June 30, 2000, September 30, 2000 and December 31, 2000; (c) any Event of Default (as such term is defined in the Senior Note Indenture (as defined below)) that shall have occurred under the Indenture dated as of March 16, 1998, by and among the Borrower, the subsidiaries acting as Guarantors thereto, and U.S. Bank National Association, a national banking association, successor to the First National Bank of Chicago, as Trustee (the "Senior Note Indenture"); or (d) the breach of any of the further conditions or agreements provided in the Waiver Agreement as amended by the First Amendment, the Second Amendment and this Third Amendment, it being agreed that the breach of any such further condition or agreement shall constitute an immediate Default and Event of Default under the Credit Agreement."

         c. Section 4 shall hereby be further amended by adding the following paragraph 4(b)(viii) to the end of paragraph 4(b):

                  "(viii) commencing on October 31, 2000 and no later than the last calendar day of each month thereafter, the Borrower shall submit a written report acceptable in form and substance to the Lender Financial Consultant, calculating the amounts received by the Borrower and its Subsidiaries for the preceding calendar month with respect to the amounts due to the Agent and Lenders pursuant to paragraph 3(b)(i)(C) herein, and such report shall include a reconciliation of net cash proceeds receipts as compared to the final "Phase I, Shutdown Plan or if applicable Phase II, Monitoring/Restructuring Plan" presented to the Lender Financial Consultant, the Agent and the Lenders."

         d. Section 4 shall hereby be further amended by deleting the first sentence of paragraph 4(j) and replacing the first sentence of paragraph 4(j) in its entirety with the following:

         "No later than (i) August 12, 2000 the Borrower shall have engaged an investment banker (the "Investment Banker") for the purpose of identifying and disposing of non-core business operations of the Borrower and its Subsidiaries, and (ii) October 31, 2000 the Investment Banker shall have completed an offering memorandum in respect of the sale of such operations and thereafter shall promptly transmit such offering memorandum to the Agent and the Lenders."

         e. Section 4 shall hereby be further amended by deleting paragraphs 4(k) and 4(l) and replacing paragraphs 4(k) and 4(l) in their entirety with the following:

                  "(k) No later than January 15, 2001, the Borrower on behalf of itself and its Subsidiaries shall have completed and delivered a final written global proposal for the restructuring of the debt evidenced by the Credit Agreement.

                  (l) No later than October 31, 2000, the Borrower and its Subsidiaries shall have completed and delivered their "Phase II Monitoring/Restructuring Plan" to the Agent and Lenders."


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         f. Section 9 shall hereby be amended by adding the following sentence to the end of paragraph 9(a):

                  "No later than the date of this Third Amendment, the Borrower shall pay to the Agent and the Lenders, for distribution to the Lenders pro rata in accordance with their Commitment Percentages, a fee in an amount equal to $125,000.00."

         4. Release. Each Credit Party, on behalf of itself and any Person claiming by, through, or under such Credit Party, acknowledges that it has no claim, counterclaim, setoff, action or cause of action of any kind or nature whatsoever ("Claims") against all or any of the Agent, the Lenders or any of the Agent's or the Lenders' directors, officers, employees, agents, attorneys, financial advisors, accountants, legal representatives, successors and assigns (the Agent, the Lenders and their directors, officers, employees, agents, attorneys, financial advisors, accountants, legal representatives, successors and assigns are jointly and severally referred to as the "Lender Group"), that directly or indirectly arise out of or are based upon or in any manner connected with any "Prior Event" (as defined below), and each Credit Party, on behalf of itself and any Person claiming by, through or under such Credit Party, hereby releases the Lender Group from any liability whatsoever should any Claims nonetheless exist. As used herein the term "Prior Event" means any transaction, event, circumstances, action, failure to act or occurrence of any sort or type, whether known or unknown, which occurred, existed, was taken, permitted or begun prior to the execution of this Third Amendment and occurred, existed, was taken, permitted or begun in accordance with, pursuant to or by virtue of any terms of this Third Amendment, the transactions referred to herein, any Loan Document or oral or written agreement relating to any of the foregoing, including without limitation any approval or acceptance given or denied.

         5. Representations and Warranties. By its execution hereof, the Borrower hereby certifies on behalf of itself and the other Credit Parties that each of the representations and warranties set forth in the Credit Agreement and the other Loan Documents is true and correct as of the date hereof as if fully set forth herein, and that as of the date hereof no Default or Event of Default (other than Events of Default occurring as a result of the occurrence of the Acknowledged Defaults) has occurred and is continuing. Additionally, the Borrower represents and warrants that, since July 14, 2000, no event which has had, or could reasonably be expected to have, a Material Adverse Effect has occurred, except as previously disclosed in writing to the Agent (which includes any public disclosures made in Borrower's press release or filings with the Securities and Exchange Commission, provided that such press releases and filings were provided to SSL for the benefit of the Agent).

         6. Conditions. The effectiveness of this Third Amendment shall be conditioned upon the following:

         (a) The following documents shall have been duly authorized and executed by the parties thereto, shall be in full force and effect and no default shall exist thereunder, and the Borrower shall have delivered original counterparts thereof to the Agent:

                  (i) this Third Amendment, duly executed and delivered by the Credit Parties, the Agent and the Lenders constituting Required Lenders;

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                  (ii)     a cash flow projection (the "Cash Flow Projection")
                           for the Borrower and its Subsidiaries for each week up through and including January 31, 2001 which shall be attached hereto as Exhibit "A" and which shall be in the form and substance satisfactory to the Lender Financial Consultant; and

                  (iii) such other documents, certificates and instruments as the Agent reasonably requests.

         (b) The Borrower shall have paid all outstanding fees and expenses, to the extent that the Borrower has received an invoice for such fees and expenses, through the date hereof of Stroock & Stroock & Lavan LLP and the Lender Financial Consultant.

         7. Governing Law. THE WAIVER AGREEMENT, AS AMENDED BY THE FIRST AMENDMENT, THE SECOND AMENDMENT AND AS AMENDED HEREIN, AND EACH OTHER LOAN DOCUMENT, UNLESS OTHERWISE EXPRESSLY SET FORTH THEREIN, SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA, WITHOUT REFERENCE TO THE CONFLICTS OR CHOICE OF LAW PRINCIPLES THEREOF.

         8. Miscellaneous.

         a. Reversal of Payments. To the extent the Borrower makes a payment or payments to the Agent for the ratable benefit of Lenders pursuant to the Waiver Agreement, as amended by the First Amendment, the Second Amendment and as amended herein, the Notes or any other Loan Document which payments or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or proceeds repaid, the Obligations or part thereof intended to be satisfied shall be revived and continued in full force and effect as if such payment or proceeds had not been received by the Agent.

         b.       Arbitration.

                              (i) Binding Arbitration. Upon demand of any party,
                  whether made before or after institution of any judicial proceeding, any dispute, claim or controversy arising out of, connected with or relating to the Waiver Agreement, as amended by the First Amendment, the Second Amendment and as amended herein, the Notes or any other Loan Documents ("Disputes"), between or among parties to this Third Amendment, the Notes or any other Loan Document shall be resolved by binding arbitration as provided herein. Institution of a judicial proceeding by a party does not waive the right of that party to demand arbitration hereunder. Disputes may include, without limitation, tort claims, counterclaims, claims brought as class



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                  actions, claims arising from Loan Documents executed in the future, or claims concerning any aspect of the past, present or future relationships arising out or connected with the Loan Documents. Arbitration shall be conducted under and governed by the Commercial Financial Disputes Arbitration Rules (the "Arbitration Rules") of the American Arbitration Association (the "AAA") and Title 9 of the U.S. Code. All arbitration hearings shall be conducted in Charlotte, North Carolina. The expedited procedures set forth in Rule 51, et seq., of the Arbitration Rules shall be applicable to claims of less than $1,000,000. All applicable statutes of limitation shall apply to any Dispute. A judgment upon the award may be entered in any court having jurisdiction. The panel from which all arbitrators are selected shall be comprised of licensed attorneys. The single arbitrator selected for expedited procedure shall be a retired judge from the highest court of general jurisdiction, state or federal, of the state where the hearing will be conducted. The arbitrators shall be appointed as provided in the Arbitration Rules.

                              (ii) Preservation of Certain Remedies.
                  Notwithstanding the preceding binding arbitration provisions, the Agent and the Lenders preserve, without diminution, certain remedies that the Agent and the Lenders may employ or exercise freely, either alone, in conjunction with or during a Dispute. The Agent and the Lenders shall have and hereby reserve the right to proceed in any court of proper jurisdiction or by self help to exercise or prosecute the following remedies: (A) all rights to foreclose against any real or personal property or other security by exercising a power of sale granted in the Loan Documents or under applicable law or by judicial foreclosure and sale, (B) all rights of self help including peaceful occupation of property and collection of rents, set off, and peaceful possession of property and (C) obtaining provisions or ancillary remedies including injunctive relief, sequestration, garnishment, attachment, appointment of receiver and in filing an involuntary bankruptcy proceeding. Preservation of these remedies does not limit the power of any arbitrator to grant similar remedies that may be requested by a party in a Dispute.

         c. Waiver of Jury Trial. TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE AGENT, EACH LENDER AND THE BORROWER HEREBY IRREVOCABLY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL WITH RESPECT TO ANY ACTION, CLAIM OR OTHER PROCEEDING ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THE WAIVER AGREEMENT, AS AMENDED BY THE FIRST AMENDMENT, THE SECOND AMENDMENT AND AS AMENDED HEREIN, THE NOTES OR THE OTHER LOAN DOCUMENTS, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THEREUNDER, OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS.

         d. Survival of Terms of Agreement. The waivers, agreements, covenants, representations and warranties of each Credit Party in the Waiver Agreement, as amended by the First Amendment, the Second Amendment and as amended herein, shall survive the Waiver Maturity Date.

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         e. Side Letter. The letter from the Borrower to the Agent dated July
17, 2000 that was executed in connection with the Second Amendment shall remain in full force and effect and shall be a Loan Document.

         9. Counterparts. This Third Amendment may be executed in separate counterparts, each of which when executed and delivered is an original but all of which taken together constitute one and the same instrument.


                            [Signature pages follow.]




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


         IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed as of the date and year first above written.

                                      BORROWER:

                                      RURAL/METRO CORPORATION, a Delaware
                                       corporation

                                      By:/s/ John S. Banas, III
                                          ____________________________

                                      Name: John S. Banas, III
                                          ____________________________

                                      Title:Senior Vice President
                                            and General Counsel
                                          ____________________________


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

                                      LENDERS:

                                      FIRST UNION NATIONAL BANK,
                                      as Agent and Lender

                                      By:/s/ Ron R. Ferguson
                                          ____________________________
                                      Name:  Ron R. Ferguson
                                          ____________________________

                                      Title: Senior Vice President
                                          ____________________________









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



                                      FLEET BANK, N.A., as Lender

                                      By:/s/ Donald R. Nicholson
                                          ____________________________
                                      Name:  Donald R. Nicholson
                                          ____________________________

                                      Title: Senior Vice President
                                          ____________________________








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



                                      BANK ONE, NA, as Lender

                                      By:/s/ Bonnie Wilson
                                          ____________________________
                                      Name: Bonnie Wilson
                                          ____________________________

                                      Title: First Vice President
                                          ____________________________



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

                                      ABN AMRO BANK NV, as Lender

                                      By:/s/ William Teresky Jr.
                                          ____________________________
                                      Name:  William Teresky Jr.
                                          ____________________________

                                      Title: Group Vice President
                                          ____________________________


                                      By:/s/ William J. Fitzgerald
                                          ____________________________
                                      Name:   William J. Fitzgerald
                                          ____________________________

                                      Title: Senior Vice President
                                          ____________________________







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



                                      WELLS FARGO BANK, as Lender


                                      By:/s/ Ernie Pinder
                                          ____________________________
                                      Name:  Ernie Pinder
                                          ____________________________

                                      Title: Relationship Manager
                                          ____________________________





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





                                      GENERAL ELECTRIC CAPITAL
                                      CORPORATION, as Lender

                                      By:/s/ William S. Richardson
                                          ____________________________
                                      Name: William S. Richardson
                                          ____________________________

                                      Title: Duly Authorized Signatory
                                          ____________________________


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                                      BANK OF AMERICA NATIONAL TRUST AND
                                      SAVINGS ASSOCIATION, as Lender


                                      By:/s/ Robert J. Likos
                                          ____________________________
                                      Name: Robert J. Likos
                                          ____________________________

                                      Title: Vice President
                                          ____________________________


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
                                      BNP PARIBAS, as Lender


                                      By:_________________________________
                                      Name:____________________________
                                      Title:_____________________________


                                      By:_________________________________
                                      Name:____________________________
                                      Title:_____________________________







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
By execution hereof, the undersigned Subsidiary Guarantors hereby acknowledge and agree to the terms hereof; hereby reaffirm their respective obligations under the Subsidiary Guaranty and the Intercompany Subordination Agreement; acknowledge that the Guaranty Obligations with respect to the Subsidiary Guaranty include the obligations under this Third Amendment; acknowledge that the Senior Debt as defined in and with respect to the Intercompany Subordination Agreement include the obligations under this Third Amendment; and hereby agree that the terms of the Subsidiary Guaranty shall remain in full force and effect notwithstanding any event or condition which has occurred.

ACCEPTED AND AGREED TO AS OF OCTOBER 16, 2000. AID AMBULANCE AT VIGO COUNTY, INC., an Indiana corporation, AMBULANCE TRANSPORT SYSTEMS, INC., a New Jersey corporation, AMERICAN LIMOUSINE SERVICE, INC., an Ohio corporation, ARROW AMBULANCE, INC., an Idaho corporation, BEACON TRANSPORTATION, INC., a New York corporation, COASTAL EMS, INC., a Georgia corporation, CORNING AMBULANCE SERVICE INC., a New York corporation, DONLOCK, LTD., a Pennsylvania corporation, E.M.S. VENTURES, INC., a Georgia corporation, EMS VENTURES OF SOUTH CAROLINA, INC., a South Carolina corporation, EASTERN AMBULANCE SERVICE, INC., a Nebraska corporation, EASTERN PARAMEDICS, INC., a Delaware corporation, GOLD CROSS AMBULANCE SERVICES, INC., a Delaware corporation, GOLD CROSS AMBULANCE SERVICE OF PA., INC., an Ohio corporation, KEEFE & KEEFE, INC., a New York corporation, KEEFE & KEEFE AMBULETTE, LTD., a New York corporation, LASALLE AMBULANCE INC., a New York corporation, MEDI-CAB OF GEORGIA, INC., a Delaware corporation, MEDICAL EMERGENCY DEVICES AND SERVICES (MEDS), INC., an Arizona corporation, MEDICAL TRANSPORTATION SERVICES, INC., a South Dakota corporation, MEDSTAR EMERGENCY MEDICAL SERVICES, INC., a Delaware corporation, MERCURY AMBULANCE SERVICE, INC., a Kentucky corporation, METRO CARE CORP., an Ohio corporation, MO-RO-KO, INC., an Arizona corporation, MULTI CAB INC., a New Jersey corporation, MULTI-CARE INTERNATIONAL, INC., a New Jersey corporation, MULTI-CARE MEDICAL CAR SERVICE, INC., a New Jersey corporation, MULTI-HEALTH CORP., a Florida corporation, MYERS AMBULANCE SERVICE, INC., an Indiana corporation, NATIONAL AMBULANCE & OXYGEN SERVICE, INC., a New York corporation, NORTH MISS. AMBULANCE SERVICE, INC., a Mississippi corporation, PROFESSIONAL MEDICAL SERVICES, INC., an Arkansas corporation, RISC AMERICA ALABAMA FIRE SAFETY SERVICES, INC., a Delaware corporation, RMFD OF NEW JERSEY, INC., a Delaware corporation, R/M MANAGEMENT CO., INC., an Arizona corporation, R/M OF MISSISSIPPI, INC., a Delaware corporation, R/M OF TENNESSEE G.P., INC., a Delaware corporation, R/M OF TENNESSEE L.P., INC., a Delaware corporation, R/M OF TEXAS G.P., INC., a Delaware corporation, R/M PARTNERS, INC., a Delaware corporation, RMC CORPORATE CENTER, L.L.C., an Arizona limited liability company, By: RURAL/METRO CORPORATION, an Arizona corporation, Its Member, RURAL/METRO ARGENTINA, L.L.C., an Arizona limited liability company, By: RURAL/METRO INTERNATIONAL, INC., a Delaware corporation, Its Member, RURAL/METRO BRASIL, L.L.C., an Arizona limited liability company, By: RURAL/METRO INTERNATIONAL, INC., a Delaware corporation, Its Member, RURAL/METRO CANADIAN HOLDINGS, INC., a Delaware corporation, RURAL/METRO COMMUNICATIONS SERVICES, INC., a Delaware corporation, RURAL/METRO CORPORATION, an Arizona corporation, RURAL/METRO CORPORATION OF FLORIDA, a Florida corporation, RURAL/METRO CORPORATION OF TENNESSEE, a Tennessee corporation, RURAL/METRO FIRE DEPT., INC., an Arizona corporation, RURAL/METRO HOSPITAL SERVICES, INC., a Delaware corporation


                                          By: /s/ John S. Banas, III
                                              ________________________________
                                               Name:   John S. Banas, III
                                              ________________________________
                                               Title:  Secretary
                                              ________________________________

RURAL/METRO INTERNATIONAL, INC., a Delaware corporation, RURAL/METRO LOGISTICS, INC., a Delaware corporation, RURAL/METRO MID-ATLANTIC, INC., a Delaware corporation, RURAL/METRO MID-SOUTH, L.P., a Delaware limited partnership, By:
R/M OF TENNESSEE G.P., INC., a Delaware corporation, Its General Partner, RURAL/METRO OF ALABAMA, INC., a Delaware corporation, RURAL/METRO OF ARGENTINA, INC., a Delaware corporation, RURAL/METRO OF ARKANSAS, INC., a Delaware corporation, RURAL/METRO OF ARLINGTON, INC., a Delaware corporation, RURAL/METRO OF BRASIL, INC., a Delaware corporation, RURAL/METRO OF CALIFORNIA, INC., a Delaware corporation, RURAL/METRO OF CENTRAL ALABAMA, INC., a Delaware corporation, RURAL/METRO OF CENTRAL COLORADO, INC., a Delaware corporation, RURAL/METRO OF CENTRAL OHIO, INC., a Delaware corporation, RURAL/METRO OF COLORADO, a Delaware corporation, RURAL/METRO OF GEORGIA, INC., a Delaware corporation, RURAL/METRO OF GREATER SEATTLE, INC., a Washington corporation, RURAL/METRO OF INDIANA, INC., a Delaware corporation, RURAL/METRO OF INDIANA, L.P., a Delaware limited partnership, By: THE AID AMBULANCE COMPANY, INC., a Delaware corporation, Its General Partner, RURAL/METRO OF INDIANA II, L.P., a Delaware limited partnership, By: THE AID AMBULANCE COMPANY, INC., a Delaware corporation, Its General Partner, RURAL/METRO OF KENTUCKY, INC., a Delaware corporation, RURAL/METRO OF MISSISSIPPI, INC., a Delaware corporation, RURAL/METRO OF NEBRASKA, INC., a Delaware corporation, RURAL/METRO OF NEVADA, INC., a Delaware corporation, RURAL/METRO OF NEW YORK, INC., a Delaware corporation, RURAL/METRO OF NORTH FLORIDA, INC., a Florida corporation, RURAL/METRO OF NORTH TEXAS, L.P., By: R/M OF TEXAS G.P., INC., a Delaware corporation, Its General Partner, RURAL/METRO OF NORTHERN OHIO, INC., a Delaware corporation, RURAL/METRO OF OHIO, INC., a Delaware corporation, RURAL/METRO OF OREGON, INC., a Delaware corporation, RURAL/METRO OF ROCHESTER, INC., a New York corporation, RURAL/METRO OF SAN DIEGO, INC., a California corporation, RURAL/METRO OF SOUTH CAROLINA, INC., a Delaware corporation, RURAL/METRO OF SOUTH DAKOTA, INC., a Delaware corporation, RURAL/METRO OF SOUTHERN OHIO, INC., an Ohio corporation, RURAL/METRO OF TENNESSEE, L.P., a Delaware limited partnership, By: R/M OF TENNESSEE G.P., INC., a Delaware corporation, Its General Partner, RURAL/METRO OF TEXAS, INC., a Delaware corporation, RURAL/METRO OF TEXAS, L.P., a Delaware limited partnership, By: R/M OF TEXAS G.P., INC., a Delaware corporation, Its General Partner, RURAL/METRO PROTECTION SERVICES, INC., an Arizona corporation, RURAL/METRO TEXAS HOLDINGS, INC., a Delaware corporation, SW GENERAL, INC., an Arizona corporation, SIOUX FALLS AMBULANCE, INC., a South Dakota corporation, SOUTH GEORGIA EMERGENCY MEDICAL SERVICES, INC., a Georgia corporation, SOUTHWEST AMBULANCE AND RESCUE OF ARIZONA, INC., an Arizona corporation, SOUTHWEST AMBULANCE OF CASA GRANDE, INC., an Arizona corporation, SOUTHWEST AMBULANCE OF TUCSON, INC., an Arizona corporation, SOUTHWEST GENERAL SERVICES, INC., an Arizona corporation, THE AID AMBULANCE COMPANY, INC., a Delaware corporation, THE AID COMPANY, INC., an Indiana corporation, TOWNS AMBULANCE SERVICE, INC., a New York corporation, VALLEY FIRE SERVICE, INC., a Delaware corporation, W & W LEASING COMPANY, INC., an Arizona corporation

                                          By: /s/ John S. Banas, III
                                              _____________________________
                                               Name:   John S. Banas, III
                                              _____________________________
                                               Title:  Secretary
                                              _____________________________


                                      -18-